Letter of Transmittal

Regarding the Units in

Maxus Real Property Investors — Four, L.P.

Tendered Pursuant to the Offer to Purchase Dated July 12, 2005

THE OFFER WILL EXPIRE AT, AND THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE PARTNERSHIP BY, 12:00 MIDNIGHT EASTERN STANDARD TIME ON AUGUST 10, 2005 (THE “EXPIRATION DATE”), UNLESS EXTENDED.

I am a limited partner of Maxus Real Property Investors — Four, L.P (the “Partnership”) and hold ten (10) limited partnership units or less of the Partnership. I hereby tender all of my limited partnership units, as described and specified below, to the Partnership upon the terms and conditions set forth in the Offer to Purchase, dated July 12, 2005 (collectively, the “Offer to Purchase” and “Letter of Transmittal” constitute the “Offer”).

THIS LETTER OF TRANSMITTAL IS SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE PARTNERSHIP TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

I hereby represent and warrant that I have full authority to sell my units to the Partnership, and that the Partnership will acquire good title, free and clear of any adverse claim. Upon request, I will execute and deliver any additional documents necessary to complete the sale of my units in accordance with the terms of the Offer. In the event of my death or incapacity, all authority and obligation shall be placed with my heirs, personal representatives and successors.

I hereby certify, under penalties of perjury, that (1) the Taxpayer Identification Number shown below on this Letter of Transmittal is correct and (2) I am not subject to backup withholding either because Seller has not been notified by the Internal Revenue Service (the “IRS”) that Seller is subject to backup withholding as a result of a failure to report all interest on dividends, or the IRS has notified Seller that Seller is no longer subject to backup withholding.

I hereby also certify, under penalties of perjury, that I, if an individual, am not a nonresident alien for purposes of U.S. income taxation, and if not an individual, am not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations). I understand that this certification may be disclosed to the IRS by the Partnership and that any false statements contained herein could be punished by fine, imprisonment, or both.

I hereby appoint the Partnership (without posting of a bond) as my attorney-in-fact with respect to my units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (1) transfer ownership of my units on the Partnership’s books to the Partnership, (2) change the address of record of my units prior to or after completing the transfer, (3) execute and deliver lost certificate indemnities and all other transfer documents, (4) direct any custodian or trustee holding record title to the units to do what is necessary, including executing and delivering a copy of this Letter of Transmittal, and (5) upon payment by the Partnership of the purchase price, to receive all benefits and cash distributions and otherwise exercise all rights of beneficial ownership of my units hereby tendered.

INSTRUCTIONS TO TENDER UNITS

         Please complete the following steps to tender your units:

o

Complete Part 1 by inserting the total number of units you hold, or “ALL” if the number of units is unknown. (Note: you are not required to tender your units, but if you do you must tender all of the units that you hold.)

o	Complete Part 2 by providing your telephone number(s) and e-mail address if applicable.

o

Complete Part 3 by providing the appropriate signature(s). (Note: if your account is held by a Trustee or Custodian, sign below and forward this form to the Partnership to complete the remaining steps). All signatures must be Medallion Guaranteed by a member from a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States, which is a participant in the Security Transfer Agent Medallion Program.

o

Return your original Certificate(s) of Ownership for the units (if originally received) with this form. If you are unable to locate your Certificate(s) of Ownership (if originally received), complete and sign the Affidavit and Indemnification Agreement for Missing Certificate(s) of Ownership and have all signatures Medallion Guaranteed (as in Part 3).

Return or Deliver: (1) this Letter of Transmittal, and (2) your Certificates(s) of Ownership or Affidavit, on or before the Expiration Date to:

Maxus Real Property Investors-Four, L.P.
104 Armour Road
North Kansas City, Missouri 64116
Attn: Michele Berry

For additional information, call Michele Berry at (816) 877-0892.

PART 1. NUMBER OF UNITS IN THE PARTNERSHIP TO BE TENDERED:

[   ] I tender my entire units in the Partnership of ______ units for a price of $535.00 per unit.

PART 2. TELEPHONE NUMBER(S): (___)________ [Daytime] and (___)_________ [Evening]

                 E-MAIL ADDRESS: __________________________________________________

PART 3. SIGNATURE(S):

FOR INDIVIDUAL/JOINT OWNERS:

Taxpayer Identification Number	Taxpayer Identification Number

Print name of owner	Print name of joint owner

Signature of owner	Signature of joint owner

* Medallion Guarantee	* Medallion Guarantee

FOR CUSTODIAL/TRUSTEE/IRA ACCOUNTS:

If you are a beneficial owner who owns units registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you should contact your broker, dealer, commercial bank, trust company or other nominee or contact Michele Berry at (816) 877-0892.

Print Name of Signatory	Signature

Title of Signatory	* Medallion Guarantee

Taxpayer Identification Number

Name and Address of Eligible Institution:____________________________________________________
___________________________________________________________________________________
___________________________________________________________________________________

Authorized Signature:_________________________________________________
Print Name:________________________________________________________
Title:________________________________________       Date:_____________________________________

* All signatures must be guaranteed by a member from a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States, which is a participant in the Security Transfer Agent Medallion Program.

July 12, 2005